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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 29, 2004
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                        (Date of earliest event reported)


                           Staten Island Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                                 1-13503                      13-3958850
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(Statement or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)



1535 Richmond Avenue, Staten Island, New York                         10314
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 (Address of principal executive offices)                           (Zip Code)


                                 (718) 447-8880
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

         The following exhibits are furnished herewith:

         Exhibit Number     Description
         --------------     -------------------------------------------------
         99.1               Press Release declaring cash dividend.
         99.2               Press Release reporting results of operations
                              for the quarter and year ended December 31, 2003.


ITEM 9.       REGULATION FD DISCLOSURE.

         On January 29, 2004, Staten Island Bancorp, Inc. (the "Company") issued a press release announcing its declaration of a cash dividend.

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 29, 2004, the Company also issued a press release reporting its results of operations for the quarter and year ended December 31, 2003.

         For additional information, reference is made to the Company's press releases, both of which are dated January 29, 2004. The press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.


                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          STATEN ISLAND BANCORP, INC.



Date: January 30, 2004                    By: /s/ Donald C. Fleming
                                              ----------------------------------
                                              Donald C. Fleming
                                              Senior Vice President and Chief
                                              Financial Officer